Exhibit 10.2

3 December 2021

To the Board of Directors of VAM Acquisition Corp.

Ladies and Gentlemen:

The undersigned hereby offers to purchase an aggregate of 4,312,500 Class B Shares (“Shares”), up to 562,500 of which are subject to repurchase by VAM Acquisition Corp. (“Company”) if the underwriters of the Company’s initial public offering (the “IPO”) do not exercise their over-allotment option in full (the “Over-allotment Option”).

1.	Consideration. The Shares will be purchased for an aggregate purchase price, and total consideration, of US$50,000.

2.	Representations and Warranties. The undersigned represents and warrants that it has been advised that the Shares have not been registered under the United States Securities Act of 1933, as amended (“Securities Act”); that it is acquiring the Shares for its account for investment purposes only; that it has no present intention of selling or otherwise disposing of the Shares in violation of the securities laws of the United States; that it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act; and that it is familiar with the proposed business, management, financial condition and affairs of the Company.

3.	Compulsory Redemption of Shares.

(a)	Partial or No Exercise of the Over-allotment Option. The Subscriber acknowledges and agrees that a number of Class B Shares (up to an aggregate of 562,500 Class B Shares and pro rata based upon the percentage of the Over-allotment Option exercised) shall be compulsorily redeemed by the Company on an automatic basis in the event the Over-allotment Option is not exercised in full (or earlier if the underwriters of the IPO waive their ability to exercise such Over-allotment Option) such that immediately following such redemption, the Subscriber (and any transferees of the Class B Shares) will own an aggregate number of Class B Shares (not including Ordinary Shares issuable upon exercise of any warrants or any securities purchased by the Subscriber in the IPO or in the aftermarket) equal to, on an as-converted basis, 20% of the issued and outstanding Ordinary Shares immediately following the IPO. The Subscriber hereby waives the consideration equal to the par value of such Class B Shares payable to Subscriber or any transferees of the Class B Shares in connection with a compulsory redemption by the Company of the Class B Shares.

(b)	Termination of Rights as Shareholder. If any of the Class B Shares are redeemed in accordance with this Section 3, then, after such time, the Subscriber (or successor in interest) shall no longer have any rights as a holder of such redeemed Shares, and the Company shall take such action as is appropriate to cancel such redeemed Class B Shares.

4.	Waiver of Liquidation Distributions; Redemption Rights. In connection with the Shares purchased pursuant to this Agreement, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the trust account which will be established for the benefit of the Company’s public shareholders and into which substantially all of the proceeds of the IPO will be deposited (the “Trust Account”), in the event of a liquidation of the Company upon the Company’s failure to timely complete an initial business combination. For purposes of clarity, in the event the Subscriber purchases securities in the IPO or in the aftermarket, any additional Ordinary Shares so purchased shall be eligible to receive any liquidating distributions by the Company. However, in no event will the Subscriber have the right to redeem any Company Shares held by it for funds held in the Trust Account upon the successful completion of an initial business combination by the Company.

5.	Governing law. This letter agreement shall be governed by the laws of the Cayman Islands.

Very truly yours,

DeepTech LLC

Managing Members:

Ennovatic OÜ

By	/s/ Alessandro Aliakbargolkar
Name: Alessandro Aliakbargolkar
Title: Authorized Agent

FIDES S.R.L.

By	/s/ Vittorio Savoia
Name: Vittorio Savoia
Title: Authorized Agent

MBH Capital LTD (UK)

By	/a/ Mattia Tomba
Name: Mattia Tomba
Title: Authorized Agent

Accepted and Agreed:

VAM Acquisition Corp.

By	/s/ Mattia Tomba
Name: Mattia Tomba
Title: Co-Chief Executive Officer

By	/s/ Vittorio Savoia
Name: Vittorio Savoia
Title: Co-Chief Executive Officer

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